Exhibit 99.1
Match Group Announces Manuel Bronstein and Raina Moskowitz to Join Board of Directors
LOS ANGELES, February 17, 2026 - Match Group (NASDAQ: MTCH) announced today that seasoned technology executives Manuel Bronstein and Raina Moskowitz are expected to join the Company’s Board of Directors in connection with the 2026 Annual Meeting of Stockholders. Bronstein and Moskowitz were identified through a deliberate and thorough search process.
“As we continue to strengthen the skills and expertise represented on our Board to support Match Group’s growth and success, I am pleased to welcome Raina and Manuel and look forward to their insights and contributions,” said Thomas J. McInerney, Chairman of the Board of Match Group. “Manuel has deep product expertise and experience driving scale and user engagement, bringing valuable strategic perspective on innovation and long-term growth. Raina brings extensive experience leading and growing global, consumer-driven marketplace businesses while strengthening brand trust and customer loyalty. Their additions will further enrich our Board as we continue to execute our transformation.”
“I am honored to be joining the Match Group Board at this important time for the company. I know what a strong commitment to innovation and enhancing the user experience can do for an organization and I look forward to contributing to the company’s ongoing focus on strengthening its apps, services, and delivering growth,” said Bronstein.
“Throughout my career, I’ve focused on building trusted, customer-centric platforms that foster meaningful connection and create long-term value,” said Moskowitz. “Match Group’s brands play an important role in people’s lives around the world, and I’m excited to work alongside the Board and leadership team to deepen engagement and support the company’s next phase of global growth.”
“Manuel and Raina are two of the smartest operators in consumer technology,” said Spencer Rascoff, CEO of Match Group. “Their experience building and scaling category-defining platforms will be invaluable as we deepen our focus on delivering thoughtful, user-first experiences across our portfolio.”
Match Group board member Sharmistha Dubey has decided not to stand for reelection at the 2026 Annual Meeting. Additionally, Pamela Seymon has decided to step down from the Board, effective as of the 2026 Annual Meeting.
With the expected additions of Bronstein and Moskowitz, Match Group will have added six new directors over the past two years, underscoring its ongoing commitment to thoughtful Board evolution.
“On behalf of the Board, I would like to thank Shar and Pam for their many years of dedicated service to Match Group,” added McInerney. “Since our IPO, the company has grown, evolved, and expanded its global reach, and their leadership and guidance have been an important part of that journey. We are deeply appreciative of their contributions and wish them the very best in their next ventures.”

About Manuel Bronstein
Bronstein currently serves as an advisor to Roblox, where he previously served as Chief Product Officer from 2021 to 2025. In that role, he oversaw the product organization as well as design, data science, partnerships, business development, and retail operations, helping to scale the company from approximately $2 billion in bookings to over $6 billion by the end of 2025, and more than triple daily active users. Prior to Roblox, Bronstein held senior product roles at Alphabet, where he led Google Assistant and oversaw product management for YouTube, including its mobile, desktop and living room applications as well as live streaming, growth and community. He also held leadership positions with Zynga and Microsoft Xbox earlier in his career. He is currently a member of the Board of Directors of The New York Times Company and serves as an angel investor and advisor to a range of technology companies and startups. He holds a bachelor's degree from Universidad Simón Bolívar and an MBA from the University of California, Berkeley Haas School of Business.
About Raina Moskowitz
Moskowitz currently serves as CEO and a member of the Board of Directors of The Knot Worldwide (TKWW), a leading global technology platform powering celebrations. Prior to joining TKWW in 2025, she served as Etsy’s Chief Operating and Marketing Officer, where she oversaw company strategy, led global operations and marketing, scaled critical functions, launched new products, strengthened customer trust and loyalty, and enhanced the end-to-end customer experience. During her tenure, Etsy’s Gross Merchandise Volume tripled. Before Etsy, Moskowitz led U.S. consumer marketing at American Express, where she was responsible for driving growth and retention across its consumer product portfolio. Moskowitz previously served on the Board of Directors of Sprout Social, a publicly traded social media management software company, and currently serves on the Board of Tech:NYC, a nonprofit organization that fosters a thriving and inclusive technology ecosystem. She holds a Bachelor of Science from The Wharton School at the University of Pennsylvania.
About Match Group
Match Group (NASDAQ: MTCH), through its portfolio companies, is a leading provider of digital technologies designed to help people make meaningful connections. Our global portfolio of brands includes Tinder®, Hinge®, Match®, Meetic®, OkCupid®, Pairs™, PlentyOfFish®, Azar®, BLK®, and more, each built to increase our users’ likelihood of connecting with others. Through our trusted brands, we provide tailored services to meet the varying preferences of our users. Our services are available in over 40 languages to our users all over the world.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are “forward-looking statements.” The use of words such as “anticipates,” “estimates,” “expects,” “plans,” “believes,” “will,” and “would,” among others, generally identify forward-looking statements. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: failure to retain existing users or add new users, or if users do not convert to paying users; competition; risks related to our restructuring and reorganization activities; our ability to attract and retain users through cost-effective marketing efforts; our reliance on a variety of third-party platforms, in particular, mobile app stores; our ability to realize reductions in in-app purchase fees; inappropriate actions by certain of our users could be attributed to us or may not be adequately prevented by us; dependence on our key personnel; volatile global economic conditions; operational and financial risks in connection with acquisitions; impairment charges related to our intangible assets; operations in various international markets, including certain markets in which we have limited experience; foreign currency exchange rate fluctuations; challenges in measuring our user metrics and other estimates; the limited operating history of our newer brands and services makes it difficult to evaluate our current business and future prospects; impacts of climate change; the integrity of our and third parties’ systems and infrastructure; cyberattacks on our systems and infrastructure and cyberattacks experienced by third parties; our ability to access, collect, and use personal data about our users; breaches or unauthorized access of personal and confidential or sensitive user information that we maintain and store; challenges with properly managing the use of artificial intelligence; risks related to credit card payments; risks related to our use of “open source” software; complex and evolving U.S., foreign, and international laws and regulations; our ability to protect our intellectual property rights or accusations that we infringe upon the intellectual property rights of others; adverse outcomes in litigation; risks related to our taxation in multiple jurisdictions; risks related to our indebtedness; and risks relating to ownership of our common stock. Certain of these and other risks and uncertainties are discussed in Match Group’s filings with the Securities and Exchange Commission. Other unknown or unpredictable factors that could also adversely affect Match Group’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Match Group management as of the date of this press release. Match Group does not undertake to update these forward-looking statements.
Contacts
For Media
Match Group Corporate Communications
matchgroupPR@match.com
For Investors
Tanny Shelburne
ir@match.com
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